UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 ____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 22, 2015

Date of Report (Date of earliest event reported)

____________________

YuMe, Inc.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-36039	27-0111478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1204 Middlefield Road, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 591-9400

(Former name or former address, if changed since last report.)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

YuMe, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 22, 2015 (the “Annual Meeting”) in Mountain View, California. At the Annual Meeting, the Company stockholders voted on 2 proposals which are described in the Company’s Proxy Statement dated April 2, 2015, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934. The results of the vote are indicated below.

1.

The nominees listed below were elected as Class II directors of the Board of Directors of the Company to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified as set forth below:

Nominees	For	Withhold	Broker Non-Votes
Mitchell Habib	21,011,766	267,373	7,374,951
Adriel Lares	21,174,659	104,480	7,374,951
Christopher Paisley	20,704,872	574,267	7,374,951

2.	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015 as set forth below:

For	Against	Abstain
28,067,123	3,726	583,241

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YuMe, Inc.

/s/ Tony Carvalho

Tony Carvalho
Executive Vice President, Chief Financial Officer
(Principal Financial Officer and Duly Authorized Signatory)

Dated: May 27, 2015